PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is made as of May 19, 2009 by and among Ms. Yan Li (the “Seller”), the purchasers set forth on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”) and China-Biotics, Inc., a Delaware corporation (the “Company”).

WHEREAS, Seller desires to sell certain of her shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the Purchasers and the Purchasers desire to purchase such shares.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Sections 4(1) and 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Seller desires to sell and transfer to each Purchaser the number of shares of Common Stock set forth on such Purchaser’s signature page hereto, which such shares of Common Stock were originally issued to the Seller by the Company (the “Shares”) and each Purchaser desires to purchase the Shares from the Seller.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller, the Company and the Purchasers hereby agree as follows:

Section 1. Agreement to Purchase.  Each Purchaser hereby agrees to purchase, and the Seller hereby agrees to sell, the Shares set forth on each such Purchaser’s signature page pursuant to the conditions set forth herein.  The purchase price per Share being sold to the Purchasers hereunder is $8.60 (the “Purchase Price”).

Section 2. Closing; Delivery.

a.           The closing under this Agreement shall occur upon delivery of executed signature pages to this Agreement and all other documents, instruments and writings required to be delivered pursuant to this Agreement as provided in Sections 2(b) and 2(c) to the offices of Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166 (the “Closing”) at 10:00 a.m. (eastern time) on such date as the Purchasers and Seller may agree upon (the “Closing Date”).

b.           Following the execution of this Agreement, the Seller will deliver, or cause to be delivered, to the Company’s transfer agent the certificate representing the Shares together with all executed stock power and assignment documents which may be relevant in order to effectuate the transfer of the Shares to the Purchasers.

c.           At the Closing, (i) the Seller will deliver, or cause to be delivered, to each Purchaser or its designee a facsimile copy of the certificate representing the Shares being purchased by such Purchaser in the name of each such Purchaser, and thereupon, (ii) each Purchaser will deliver to the Seller by wire transfer of immediately available funds to such account as designated by Seller, a United States dollar amount equal to the product of the Purchase Price multiplied by the number of Shares set forth on such Purchaser’s signature page hereto.

d.           Within three (3) Trading Days following the Closing Date, Seller will deliver, or cause to be delivered, to each Purchaser or its designee an original certificate representing the Shares being purchased by such Purchaser in the name of each such Purchaser.  For purposes of this Agreement, “Trading Day” shall mean any day on which The NASDAQ Stock Market, LLC is open for trading.

Section 3. Representations and Warranties of each Purchaser.  Each Purchaser, severally and not jointly, hereby represents and warrants to the Seller and the Company as follows:

a.           Intent.  Such Purchaser is acquiring the Shares as principal for its own account and not with a current view to or for distributing or reselling such Shares, without prejudice, however, to such Purchaser’s right, at all times, to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by any Purchaser to hold the Shares for any period of time.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business and does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares.

b.           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The purchase by each such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser.  This Agreement has been duly executed by each such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

c.           Purchaser Status.  Such Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Purchaser is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

d.           Experience of such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

e.           General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

f.           Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to Purchaser in connection with the transactions contemplated by this Agreement.  Such Purchaser has had the opportunity to conduct its own due diligence and have its questions regarding the Company and the Shares answered to its satisfaction.

g.           Non-Public Information.  Such Purchaser acknowledges that the Seller may be an "affiliate" of the Company as such term is defined in the Securities Act and the rules and regulations promulgated thereunder, and that the Seller may have non-public information (which may or may not be relevant to such Purchaser’s consideration of an investment in the Shares) with respect to the Company which each Purchaser agrees need not be provided to him or her.

h.           Restricted Securities.  Such Purchaser acknowledges that the Shares are “restricted securities” as defined in Rule 144 under the Securities Act.

Section 4. Representations and Warranties of the Company.  The Company hereby represents and warrants to each Purchaser as follows:

a.           Authority.  This Agreement has been duly executed by the Company, and when delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

Section 5. Representations and Warranties of the Seller.  The Seller hereby represents and warrants to each Purchaser and the Company as follows:

a.           Power and Authority.  Such Seller has full authority and power to execute and deliver this Agreement and perform its obligations arising thereunder and to sell and transfer the Shares to the Purchasers as provided herein.  This Agreement has been duly executed and delivered by such Seller and constitutes the valid and binding obligation of such Seller enforceable against such Seller in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally.

b.           Ownership.  Seller is the sole and exclusive owner, beneficially and of record, of the Shares, free and clear of any lien, encumbrance or pledge and, except for restrictions on transfer imposed by applicable securities laws, has the unconditional right to sell the Shares as contemplated by this Agreement.  At the Closing, upon payment of the Purchase Price, the Purchasers will acquire all right, title and interest in the Shares, free and clear of any lien, restriction on transfer, option, warrant, purchase right, encumbrance or pledge other than restrictions on transfer in accordance with applicable securities laws.  The Seller is not a party to any option, warrant, purchase right or other contract or commitment that could require the Seller to sell or transfer the Shares (other than as set forth in this Agreement).  Such Seller is not aware of any third party claims with respect to the Shares.

c.           Solicitation.  At no time did such Seller present or solicit, by means of any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation, in connection with the offer, sale and purchase of the Shares.

d.           No Conflicts.  The execution and delivery of this Agreement and the performance of its respective terms and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the passage of time, contravene, conflict with, constitute a violation or breach of or result in a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice or consent under (a) any contract, security interest, or other arrangement to which such Seller is a party or by which such Seller or its property is bound or to which any of such Seller’s assets are subject, (b) any order, writ, injunction, award, decree, decision or ruling of any court, arbitrator or governmental or regulatory body against or binding such Seller or its property, or (c) any statute, law, rule or regulation of any jurisdiction to which Seller or its property may be subject.

e.           Consents.  No governmental authorization is required to be obtained by the Seller from, and no filing with a governmental entity is required to be made by the Seller in connection with, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

f.            No Other Broker.  Except for Roth Capital Partners, LLC, the Seller (i) has not engaged or made any arrangements with any broker-dealer, placement agent, financial advisor or consultant, finder, investment banker or bank to offer or sell the Shares and (ii) has not incurred any brokers, finders or similar fee in connection with the transactions contemplated by this Agreement.  The Seller hereby agrees to indemnify and hold harmless each Purchaser against any claim, cost, loss, liability or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such fees or commissions.

g.           Legal Proceedings.  There are no legal or administrative proceedings pending or threatened against the Seller other than those in respect of the Seller that would not impair the ability of the Seller to perform its obligations under this Agreement or the enforceability against the Seller of this Agreement.

Section 6. Certain Obligations of the Parties.  The Seller covenants and agrees to provide to the Purchasers and the Company any and all documents which may be reasonably required in order to effectuate the transactions contemplated by this Agreement, including, without limitation, an opinion of counsel if required by the Company's transfer agent to transfer the Shares to the Purchasers.  The Company will use its reasonable best efforts to prepare and file with the Securities and Exchange Commission a registration statement (or include such Shares in an existing registration statement through the use of an amendment to such registration statement), including the prospectus, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act, on Form S-1 (or on such other form appropriate for such purpose) (collectively, the “Registration Statement”) by the 30th day following the Closing Date covering the resale by the Purchasers of the Shares and naming the Purchasers as selling stockholders therein.  Each Purchaser shall cooperate with the Company in providing any required or advisable information regarding such Purchaser for inclusion in the Registration Statement and shall be solely responsible for all such information provided by it for inclusion.  The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the 120th day following the Closing Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective during the entire Effectiveness Period.  For purposes hereof, “Effectiveness Period” shall mean the period commencing on the date on which the Registration Statement is first declared effective by the Securities and Exchange Commission (the “Effective Date”) and ending on the earliest to occur of (a) the second anniversary of such Effective Date, (b) such time as all of the Shares covered by the Registration Statement have been publicly sold by the Purchasers pursuant to the Registration Statement, or (c) such time as all of the Shares covered by the Registration Statement may be sold by the Purchasers without volume restrictions pursuant to Rule 144 of the Securities Act, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Purchasers.  Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with such Purchaser's sales of Shares pursuant to the Registration Statement.  Each Purchaser covenants and agrees that it will comply with federal and state securities laws applicable to it in connection with such Purchaser's sales of Shares pursuant to the Registration Statement.

Section 7. Conditions Precedent to the Obligation of the Seller to Sell the Shares on the Closing Date.  The obligation hereunder of the Seller to sell the Shares to each Purchaser is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a.           This Agreement shall have been executed by such Purchaser and the Company and delivered to the Seller;

b.           The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date; and

c.           No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

Section 8. Conditions Precedent to the Obligation of each Purchaser to Purchase the Shares on the Closing Date.  The obligation hereunder of each Purchaser to purchase the Shares from the Seller is subject to the satisfaction or waiver, on or before the Closing, of each of the conditions set forth below.

a.           This Agreement shall have been executed by the Seller and the Company and delivered to each Purchaser;

b.           The representations and warranties of the Seller and the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date;

c.           No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement; and

d.           The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

Section 9. Indemnification.

a.           The Seller hereby agrees to indemnify and hold harmless each Purchaser and its respective officers, directors, shareholders, employees, affiliates, advisors, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach of any representation, warranty or agreement made by the Seller in this Agreement; provided, however, in no event shall the maximum aggregate liability of the Seller to each Purchaser pursuant to this Section 9 be in excess of the product of the Purchase Price multiplied by the aggregate number of Shares purchased by such Purchaser hereunder.

b.           The Seller hereby agrees to indemnify and hold harmless the Company and its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any breach of any representation, warranty or agreement made by the Seller in this Agreement; (ii) any violation or alleged violation by the Seller of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of her obligations under this Agreement; or (iii) any untrue or alleged untrue statement of a material fact made by the Seller in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any of the Seller’s omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, in no event shall the maximum aggregate liability of the Seller to the Company pursuant to this Section 9 be in excess of the funds received by Seller in connection with the sale of Shares pursuant to this Agreement.

c.           Each Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Seller and the Company and each of their directors, officers, agents, advisors and affiliates against any and all losses, claims, damages, liabilities and expenses incurred by each such person insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach of any representation, warranty or agreement made by such Purchaser in this Agreement, and to indemnify and hold harmless the Company and each of its directors, officers, agents, advisors and affiliates against any and all costs and liabilities incurred by any of them arising from or relating to any untrue statement or omission of material facts relating to such Purchaser provided by or omitted by such Purchaser with respect to information that such Purchaser provided to the Company specifically for use in the Registration Statement; provided, however, in no event shall the maximum aggregate liability of such Purchaser to the Seller pursuant to this Section 9 be in excess of the product of the Purchase Price multiplied by the aggregate number of Shares purchased by such Purchaser hereunder.

d.           Subject to Section 9b. and Section 9c. and the final sentence of this Section 9.d., in the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Shares (“Selling Stockholder’), and its directors and officers, each underwriter of such Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, “Indemnitees”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnitee may become subject (“Losses”) under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, and any document incorporated therein by reference, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Indemnitee, for any legal or any other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action.  Notwithstanding the aforesaid, the company shall have no liability to the Indemnitees, and shall not be required to indemnify such Indemnitees pursuant to this Section 9.d. or otherwise, to the extent that such Losses arose because of an untrue statement of material fact or omission to state a material fact contained in any information provided to the Company by the Selling Stockholder specifically for use in the Registration Statement.

Section 10. Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written instrument signed by the parties hereto.

Section 11. Governing Law.  This Agreement shall be governed and interpreted in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (each, a “Proceeding”) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of all Proceedings, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that any such New York Court is an inconvenient or improper forum for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding. If there shall be commenced a Proceeding, then the prevailing party in such Proceeding shall be reimbursed by the adverse party or parties for its reasonable attorneys fees and other expenses incurred in connection therewith.

Section 12. Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

Section 13. Further Assurances.  From time to time after the Closing Date, the parties hereto shall execute and deliver, or cause to be executed and delivered, such documents to the other parties hereto and take such further action as such other parties hereto shall reasonably request to consummate and make effective the transactions contemplated by this Agreement.

Section 14. Transaction Costs.  Each party to this Agreement shall be responsible for its own costs attendant to the transactions contemplated by this Agreement, whether or not the Closing occurs.

Section 15. Cumulative Remedies.  The remedies of the parties hereunder shall be cumulative, and the exercise by a party of any of its remedies at law or in equity to recover any damages shall not affect any other remedy available to such party.

Section 16. Survival of Representations and Warranties.  The respective representations, warranties and covenants of the parties set forth in this Agreement shall survive the Closing notwithstanding any investigation made by or on behalf of any such party.

Section 17. Amendments.  This Agreement may be amended only by a written instrument executed by the parties hereto.

Section 18. Terms; Headings; References.  The definitions set forth in this Agreement apply equally to both the singular and the plural forms of such terms.  Whenever the context may require, any pronoun shall be deemed to include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes,” and “including” shall be interpreted as if followed by the phrase “without limitation.”  The words “hereby,” ”herein,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or clause of this Agreement.  All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.  The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 19. Successors; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.  The rights and obligations of the parties under this Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 20. Severability; Enforcement.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

Section 21. Waiver.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each of the parties.

Section 22. Third-Party Beneficiaries.  This Agreement is made solely and specifically between and for the benefit of the parties hereto and no other person shall have or be entitled to any rights hereunder on account of or as a third-party beneficiary or otherwise.

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SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER

________________________________________
Ms. Yan Li

Address:

Facsimile:

PURCHASER

________________________________________

By:_____________________________________
      Name:
      Title:

Address:

Facsimile:
Attn:

Number of Shares being purchased:_____________

CHINA-BIOTICS, INC. (FOR THE PURPOSE OF SECTIONS 3 - 6, 9(b), 9(c), 9(d) and 10 - 22 ONLY)

By:_____________________________________
      Name:
      Title:

Address:

Facsimile:
Attn: Chief Executive Officer